NEXGEL
advanced hydrogel solutions

Investor Presentation

October 2024

Forward-Looking Statement

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

NEXGEL – Who We Are and What We Do

After two decades of creating custom hydrogel solutions for large medical device companies, our business today includes the development of patented medical devices, custom/white label products, and OTC healthcare consumer products.

We invested in our in-house converting and packaging capabilities to better meet our customer's evolving needs.

These strategic growth opportunities reflect our dedication to pioneering advancements across various domains, delivering great value to our customers and stakeholders.

Agreements with Multi-Billion Dollar Corporations

STADA

CINTAS® READY FOR THE WORKDAY®

abbvie

Owens & Minor

Medtronic

Multiple Products & Applications for Nexgel's Technology

Medical Device	Custom & White Label	Branded Products
NEXGEL is addressing the importance of skin integrity and overall skincare with a medical device licensing model	Bringing proven medical-grade technology to OTC and Beauty & Cosmetics for the first time through many new consumer products & applications	Proprietary consumer brands and accretive M&A opportunities

Competitive Advantage:
1 of 2 State-of-the-Art Manufacturing Facilities in NA

Medical grade technology and facility, providing gels to multi-national device companies for over 20 years with sufficient capacity to fulfill consumer and healthcare segments

1 of 2 manufacturing facilities in North America that can produce state-of-the-art hydrogel transdermal products – successfully used 200+ different active ingredient combinations to date

Crafted in our FDA Registered Facility

23 Years of Service Since 1997

Certified ISO 13485

Current Good Manufacturing Practice cGMP

16,500-square-ft GMP
13,500-square-ft manufacturing space

3,000-square-ft office space

>1.4 Billion square inches of product per year is total capacity

Sufficient capacity across healthcare and consumer divisions



Electron Beam Accelerator eliminates the need for harmful chemicals in hydrogel production

High barrier to entry for new facilities (2+yrs to go live)

Stringent compliance requirements

Technical expertise needed to operate

Converting and Packaging Facility

50% ownership in converting and packaging business in Granbury, Texas

- Significant synergies which enable the onboarding of potential finished goods customers along with enhanced combined marketing and outreach efforts

- Increased square footage and installed cutting-edge automated machinery in our clean room facilities to support anticipated growth

- CG Labs converting and packaging division is one of NEXGEL's largest customers





Hydrogels for Consumer and Medical Applications

- Electron beam technology eliminates the need for harmful chemicals in cross-linking, which, along with our paraben-free formulation, makes our patches the only option for many medical device applications and preferred among consumers

- Gentle formulation & strong adhesion properties eliminates many problems with existing transdermal devices & dermal interfaces such as:
  - Deterioration of skin integrity
  - Skin allergies
  - Skin irritation
  - Discomfort
  - Skin tears
  - Removal of dermis
  - Pain

All of these contribute to increased risk of infection and overall patient dissatisfaction

Current
Medical Device Pipeline

Addressing the importance of skin integrity and overall skincare with a medical device

NEXGEL
advanced hydrogel solutions

Medical Device Pipeline: Drug Delivery

Potential for Multiple Drug Delivery Applications through Unique Hydrogel Technology

Drug Delivery: Diclofenac Patch
To treat short-term pain due to preclinical sprains and bruises

Drug Delivery: Apremilast Patch
To treat autoimmune conditions, such as arthritis and psoriasis

- Promising pre-clinical human results (12 patients)
- Proof-of-concept study completed, validating the potential value of our hydrogel technology for pain indications (arthritis, joint pain, etc.)
- Compared to the current market, NEXGEL's product demonstrated enhanced efficacy (faster-acting, longer lasting, with no mess)

Comparative In-Vitro[1] Human Skin Permeation of Diclofenac Sodium from NEXGEL Patch After 8 Hours



NexGel Formulation
Voltaren
Permeated amount (ug/cm2)
0
1
2
3
4
5
6
Time
2
4
8

1. In-vitro skin permeation performed using full thickness derma to med human cadaver skin: 250 microns thick in Franz cells (3.65 ml volume with 0.95 cm2 surface area) at 37ºC. Receptor compartment contained pH 7.4 PBS. 4 cells per formulation sample. Sampling times at 2.4, and 8 hours. Analysis by HPLC.
2. Skin samples were removed from Franz cell after 8 hours permeation experiment and extracted in ethanol for 12 hours at 37C . Analysis by HPLC.

Medical Device Pipeline – Surgical Drape

NEXDrape - A “skin friendly” solution for the surgical drape 510(k) market; providing consistent adhesion; greater skin integrity; comfortable removal post surgery; decreased skin irritation.



VS



IRB study in accordance with FDA designed to measure the efficacy of NEXGEL’s hydrogel during laser hair removal in eliminating harmful particles or plume during treatments.

Appointed Kip Crecca, current VP of North America Sales at MicroSurgical Technology, to Scientific Advisory Board to advance medical device and healthcare programs.

Other potential applications:
Negative pressure, colostomy bags, skin scaffolds, antimicrobial adhesive strips

Consumer Health & Beauty

Bringing proven medical-grade technology to OTC and B&C for the first time through many new consumer products & applications

NEXGEL Branded Products

NOW PARABEN-FREE


Medagel
KILLS 99%
SilverSeal
4


SilverSeal
Sterile Hydrogel Wound Dressing
6
SilverSeal
Sterile Hydrogel Wound Dressing


#1 in Europe
HISTASOLV
Histamine Neutralizing Enzyme
30


200
Medagel
Hexagels PLUS Aloe


Medagel
6 Dressings
TURFGUARD
STERILE TURF BURN AND WOUND PROTECTIVE HYDROGEL DRESSING WITH X-STATIC® SILVER
INSTANTLY SOOTHES, COOLS & PROTECTS
LESS SCARRING
HIGH WATER CONTENT
KILLS 99% OF STAPH, MRSA, & STREP
PROTECTIVE POWER OF SILVER



"A little hexagon miracle! I felt immediate relief. I was astounded and will be a customer for life!"

~ Medagel Customer

M&A Strategy: Consumer Brand Acquisition

Kenkoderm Skincare Line

- Acquisition completed in December 2023
- Complimentary line of alternative psoriasis treatments
- Profitable (ttm) and immediately accretive
- 6 SKUs sold primarily DTC with significant portion of revenue derived from subscription bundles

Silly George Beauty Brand

- Acquisition completed in May 2024
- Specialty eye and eyelash consumer product line
- Annual run-rate of $2mm when purchased, now $5mm
- Currently DTC and on Amazon
- Social media following: 89,000 Facebook and 86,000 Instagram followers + 254,000 active customer emails


KENKODERM
KENKODERM
KENKODERM

Synergies support optimization of marketing and supply chain operations to drive revenue growth and margins

New marketing strategies and distribution channels in place to reach a wider consumer base


SILLY GEORGE
Pop-On Lashes

Cintas Corporation

Cintas is a leading provider of corporate identify uniforms, first aid and safety products and services to over 1 million businesses across North America

- Cintas will distribute SilverSeal, NEXGEL's hospital-grade dressing for wounds and burns to its customers in many sectors including hospitality and public service.
- This wound care solution will be available for employees of their customers.
- Partnership is significant for associated revenue, but also brand recognition among this consumer demographic.
- First order of SilverSeal is expected to be delivered during fourth quarter of 2024.

STADA Arzneimittel AG

Partnership with European leader in consumer health supports expansion of NEXGEL OTC product portfolio

- In 2022, STADA generated revenue of EUR 3.8 billion and EBITDA of EUR 885 million.
- STADA already focuses on consumer healthcare products, generics and specialty pharm, selling products in approximately 120 countries across the world and this partnership will provide a path into North America.
- Mutually beneficial partnership to distribute and commercialize STADA consumer health OTC products in North America in 2024.
- First product to be distributed and commercialized is Europe's #1 selling DAO enzyme supplement, Histasolv, a novel treatment for histamine food intolerance, in North America.
- This supplement is generating well over $10 million in annualized revenue in Europe today.

AbbVie (NYSE: ABBV)

CG Converting and Packaging is the exclusive supplier of gel pads to be used with AbbVie's Rapid Acoustic Pulse device for the improvement in the appearance of cellulite

- Allergan Aesthetics, acquired by AbbVie, purchased Soliton, the owner of the Resonic technology, for $550 million in December 2021

- Leveraging NEXGEL's proprietary hydrogel technology, the gel pads are an important component and must be used FOR ALL body contouring device treatments

- In Q1, received a non-refundable $176,000 deposit from Abbvie against their first order

- It is expected the Resonic technology will be rolled out by the end of 2024

THE WALL STREET JOURNAL.

Allergan Aesthetics Completes $550M Acquisition of Soliton

December 22, 2021



Revenue Growth / Record for Q3 '24



$2.85M,
+133% YOY & +98% QoQ
$3,000
Revenue Growth
$2,500
$2,000
$1,500
$1,000
$500
$0
$1.08M,
+110% YOY
$1.27M
+104% YOY
$1.4M
+20% YOY
Revenue (ttm): $6.6M
Q4 2023
Q1 2024
Q2 2024
Q3 2024E*
In millions

* Preliminary record third quarter 2024 revenue

- Growth in 2H of 2024 has exceeded expectations for both contract manufacturing and consumer products
- Q3 to Q4 sequential growth is expected
- Increased contract manufacturing revenue is primarily due to new customer relationship with large global corporations
- Brands are also experiencing significant growth, particularly Silly George with strong customer acquisition and repurchase rates
- Projections do not yet include any revenue from AbbVie

2H growth moves company closer to positive cash flow from operations

Contact Us

Investor Relations:
KCSA Strategic Communications
Valter Pinto, Managing Director
PH: (212) 896-1254
NEXGEL@KCSA.com